[graphic]








                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 5, 2002


TO OUR SHAREHOLDERS:

   The Annual Meeting of Shareholders of J & J SNACK FOODS CORP. will be held on Tuesday, February 5, 2002 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 for the following purposes:

   1. To elect one director; and

   2. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

   The Board of Directors has fixed December 3, 2001 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors,

                                                               DENNIS G. MOORE,

                                                                      Secretary

December 20, 2001

[graphic]








                              6000 Central Highway
                          Pennsauken, New Jersey 08109

                              --------------------
                                PROXY STATEMENT
                              --------------------

   The enclosed proxy is solicited by and on behalf of J & J Snack Foods Corp. ("J & J") for use at the Annual Meeting of Shareholders to be held on Tuesday, February 5, 2002 at 10:00 A.M., E.S.T., at The Cherry Hill Hilton, Route 70 and Cuthbert Road, Cherry Hill, New Jersey 08034 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is December 20, 2001. Sending a signed proxy will not affect the shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. The grant of a later proxy revokes this proxy. The presence at the meeting of a shareholder who has given a proxy does not revoke the proxy unless the shareholder files written notice of the revocation with the secretary of the meeting prior to the voting of proxy or votes the shares subject to the proxy by written ballot.

   The expense of the proxy solicitation will be borne by J & J. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of J & J without additional compensation. J & J is required to pay the reasonable expenses incurred by record holders of the common stock, no par value per share, of J & J (the "Common Stock") who are brokers, dealers, banks or voting trustees, or other nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock they hold of record, upon request of such record holders.

   A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock for the election of the nominees for director.

   The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which J & J does not know about a reasonable time before the proxy solicitation, and are presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

   J & J had 8,650,458 shares of Common Stock outstanding at the close of business on December 3, 2001 the record date. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. Each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting. The election of directors will be determined by a plurality vote and the nominee receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. An abstention, withholding of authority to vote for or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote. Shareholders do not have approval or dissenter rights with respect to election of Directors.

                              ELECTION OF DIRECTOR
              INFORMATION CONCERNING NOMINEE FOR ELECTION TO BOARD

   One (1) director is expected to be elected at the Annual Meeting to serve on the Board of Directors of J & J until the expiration of his term as indicated below and until his successor is elected and has qualified.

   The following table sets forth information concerning J & J's nominee for election to the Board of Directors. If the nominee becomes unable or for good cause will not serve, the persons named in the enclosed form of proxy will vote in accordance with their best judgment for the election of such substitute nominee as shall be designated by the Board of Directors. The Board of Directors of J & J expects the nominee to be willing and able to serve.

                                                                                                                     Year of
                                                                                                                  Expiration of
              Name                 Age                                Position                                  Term as Director
-----------------------------------------------------------------------------------------------------------------------------------
Dennis G. Moore                    46      Senior Vice President, Chief Financial Officer,                            2007
                                           Secretary, Treasurer And Director


                       INFORMATION CONCERNING CONTINUING
                        DIRECTORS AND EXECUTIVE OFFICERS

                                                                                                                     Year of
                                                                                                                  Expiration of
              Name                 Age                                Position                                  Term as Director
-----------------------------------------------------------------------------------------------------------------------------------
Stephen N. Frankel                 60      Director                                                                   2003
Leonard M. Lodish                  58      Director                                                                   2004
Robert M. Radano                   52      Senior Vice President, Chief Operating Officer and                         2006
                                            Director
Gerald B. Shreiber                 60      Chairman, Chief Executive Officer, President and                           2005
                                            Director
Peter G. Stanley                   59      Director                                                                   2006
Daniel Fachner                     41      President, The ICEE Company                                                  --


   Gerald B. Shreiber is the founder of J & J and has served as its Chairman of the Board, President, and Chief Executive Officer since its inception in 1971.

   Stephen N. Frankel became a director in 1983. Since 1976 he has been the President and sole shareholder of Stephen N. Frankel Realtor, Inc. which is engaged in commercial and industrial real estate in the South Jersey area.

   Leonard M. Lodish became a director in 1992. He is Samuel R. Harrell Professor in the Marketing Department and Vice Dean, Wharton West of The Wharton School at the University of Pennsylvania where he has been a professor since 1968. He is a Director of Franklin Electronic Publishing, Inc.(maker of portable electronic reference works) and Information Resources, Inc. (marketing data and marketing research).

   Dennis G. Moore joined J & J in 1984, and has served in various capacities since that time. He was named Chief Financial Officer in 1992 and was elected to the Board of Directors in 1995.

   Robert M. Radano joined the Company in 1972 and in May 1996 was named Chief Operating Officer of the Company. Prior to becoming Chief Operating Officer, he was Senior Vice President, Sales responsible for national foodservice sales of J & J. He was elected to the Board of Directors in 1996.

   Peter G. Stanley became a director in 1983. From September 1996 to November 1999, Mr. Stanley was a self-employed business consultant. Since November 1999 he is the Vice President of Emerging Growth Equities, Ltd., an investment banking firm.

   Daniel Fachner has been an employee of The ICEE Company since 1979. Prior to becoming President of The ICEE Company in August 1997, he had various operational responsibilities.

Board of Directors, Committees and Attendance at Meetings

   The Board of Directors held 4 meetings during fiscal 2001. Each director attended at least 75 percent of the meetings of the Board and committees of which he was a member during fiscal 2001.

   The Board of Directors has appointed a Compensation Committee consisting of Messrs. Frankel, Lodish and Stanley to fix the compensation of the chief executive officer. The Compensation Committee also administers the Company's Stock Option Plan. The Board of Directors also has appointed an Audit Committee consisting of Messrs. Frankel, Lodish and Stanley to, among other things, review the reports submitted by J & J's independent accountants and internal auditor and for reporting to the Board on the Company's significant audit and accounting principles, practices and policies relating to the Company. The Audit Committee also recommends to the Board the selection of the Company's independent public accountants. During fiscal 2001, the Compensation Committee held one meeting and the Audit Committee held two meetings.

   The Board of Directors has not appointed a standing Nominating Committee.

Director Compensation

   Each director of the Company who is not also an employee receives an annual fee of $3,000 and a fee of $1,000 for each meeting of the Board or committee meeting attended, plus reimbursement of expenses incurred in attending meetings. Additionally, pursuant to the terms of the Company's Nonstatutory Stock Option Plan for Non-employee Directors and Chief Executive Officer, each Director is annually granted an option to purchase 3,000 shares of Common Stock and the Chief Executive Officer is granted an option to purchase 25,000 shares of Common Stock at an exercise price equal to the Common Stock's fair market value on May 1 each year which will first be exercisable one year later.

   Each director who is not also an executive officer of the Company is entitled annually to deferred compensation of 500 shares of the Company's common stock under a Deferred Stock Plan. The stock will be issued to the director on the date the director leaves the Board.

                             EXECUTIVE COMPENSATION

Summary Compensation

   The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for services rendered in all capacities for fiscal 2001, 2000 and 1999:

                           Summary Compensation Table


                                                                               Long Term
                                                                             Compensation
                                                       Annual Compensation      Awards
                                                       -------------------   ------------                  All Other
        Name and Principal Position            Year    Salary      Bonus        Options                  Compensation(1)
        ---------------------------            ----    ------      -----        -------           ---------------------------
Gerald B. Shreiber                             2001   $500,000    $330,000      25,000                       $6,000
 Chairman of the Board,                        2000   $510,000    $300,000      25,000                       $5,000
 President, Chief Executive                    1999   $450,000    $420,000      25,000                       $4,000
 Officer and Director

Robert M. Radano                               2001   $221,000    $100,000       4,716                       $6,000
 Chief Operating Officer,                      2000   $204,000    $100,000       6,000                       $5,000
 Senior Vice President,                        1999   $197,000    $134,000       4,371                       $4,000
 Sales and Director

Dennis G. Moore                                2001   $244,000    $120,000       4,716                       $6,000
 Senior Vice President,                        2000   $238,000    $100,000       7,000                       $5,000
 Chief Financial Officer                       1999   $219,000    $115,000       4,371                       $4,000
 and Director

Daniel Fachner                                 2001   $225,000    $150,000       4,716                       $6,000
 President                                     2000   $224,000    $125,000       6,000                       $4,000
 The ICEE Company                              1999   $196,000    $200,000       4,371                       $4,000


------------------------
(1) 401(K) Profit Sharing Plan Contribution.

Option Grants

   The following table sets forth certain information concerning stock options granted during fiscal 2001 to the Chief Executive Officer and to each of the three other most highly compensated executive officers of the Company.

                       Option Grants in Last Fiscal Year


                                                                                                                     Potential
                                                                                                                    Realization
                                                                                                                 Values at Assumed
                                                                                                                  Annual Rates of
                                                                                                                       Stock
                                                                                                                Price Appreciation
                                                                                                                        for
                                              Individual Grants                                                     Option Term
 -----------------------------------------------------------------------------------------------------------    -------------------
                                                                      % of Total
                                                                    Options Granted
                                                        Options      to Employees     Exercise    Expiration
                        Name                            Granted     in Fiscal Year      Price        Date          5%         10%
-----------------------------------------------------------------------------------------------------------------------------------
Gerald B. Shreiber .................................   25,000(1)          12%          $20.60       4/30/11     $324,000   $821,000
Robert M. Radano ...................................    4,716(2)           2%          $21.20        8/6/11     $ 63,000   $159,000
Dennis G. Moore ....................................    4,716(2)           2%          $21.20        8/6/11     $ 63,000   $159,000
Daniel Fachner .....................................    4,716(2)           2%          $21.20        8/6/11     $ 63,000   $159,000


------------------------
(1) All options granted are first exercisable on 5/1/02
(2) All options granted are first exercisable on 8/7/04

Option Exercises and Holdings

   The following table summarizes exercises of stock options during fiscal year 2001 by the Chief Executive Officer and highly compensated executives and the number of unexercised options and the value of unexercised options held at the end of fiscal year 2001.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                                                                                               Value of Unexercised
                                                                                       Number of Unexercised   In-the-Money Options
                                                          Shares                       Options at FY-End(#)        at FY-End($)
                                                        Acquired on        Value           Exercisable/            Exercisable/
                        Name                           Exercise (#)    Realized ($)        Unexercisable           Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
Gerald B. Shreiber .................................      25,000         $119,000         225,000/25,000          $  1,080,000/$0
Robert M. Radano ...................................      12,000         $ 87,000           6,349/15,087          $19,000/$36,000
Dennis G. Moore ....................................       9,000         $ 95,000          13,349/16,087          $70,000/$42,000
Daniel Fachner .....................................       7,000         $ 79,000          12,349/15,087          $63,000/$36,000

Option Repricing

   The following table sets forth information concerning repricings of options held by executive officers of the Company during the last ten completed fiscal years:

                         Ten-Year Option/SAR Repricings


                                                                                                                         Length of
                                                           Number of                                                     Original
                                                           Securities     Market Price       Exercise                   Option Term
                                                           Underlying     of Stock at        Price at                  Remaining at
                                                          Options/SARs      Time of          Time of          New         Date of
                                                          Repricing or    Repricing or     Repricing or    Exercise     Repriced or
Name                                             Date     Amended (#)    Amendment ($)    Amendment ($)    Price ($)     Amendment
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Radano                                8/l/96       6,000*          $9.75           $12.375         $9.75       58 months
Senior Vice President,
Chief Operating
Officer

Dennis G. Moore                                 8/l/96       6,000*          $9.75           $12.375         $9.75       58 months
Senior V.P., Chief
Financial Officer,
Secretary/Treasurer

Daniel Fachner                                  8/l/96       5,000*          $9.75           $12.375         $9.75       58 months
President,
The ICEE Company

------------------------
* Effective August 1, 1996, above referenced options to purchase shares of Common Stock at an exercise price of $12.375 per share, granted on May 24, 1996, were canceled and replaced by options to purchase shares at an exercise price of $9.75 per share.

401(k) Profit Sharing Plan

   J & J maintains a 401(K) Profit Sharing Plan for the benefit of eligible employees. J & J's contribution is based upon the individual employee's contribution. During the fiscal year ended September 29, 2001 contributions in the amount of $866,000 were made to the 401(K) Profit Sharing Plan.

Compensation Committee Report

   The Compensation Committee of the Board of Directors is composed of directors who are not employees of J & J and is responsible for developing and making recommendations to the Board with respect to J & J's executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer. The Compensation Committee neither reviews nor approves the decisions of the Chief Executive Officer with respect to the compensation of the other executive officers.

   J & J's compensation is comprised of base salary, bonus, long term incentive compensation in the form of stock options, and various benefits generally available to all full-time employees of the Company, including participation in group medical and life insurance plans and the 401(K) Profit Sharing Plan.

Base Salary

   Base salary levels for J & J's executive officers are competitively set relative to companies in the food industry. In obtaining competitive information, the Company informally reviews newspaper and trade journal reports and information gathered from discussion with others in the industry. No formal survey is undertaken.

Bonuses

   Annual performance standards for each executive officer's area of responsibility are established by the Chief Executive Officer for other executive officers. In some cases, bonuses are linked primarily to achieving increases from the prior year's sales and/or earnings. In other cases, bonuses reflect a more subjective view of an individual's performance.

   While the bonus for Mr. Shreiber was not linked to any specific formula, the Compensation Committee has established a guideline of 3% of Net Earnings. It then considers whether this guideline should be adjusted by other factors. Other factors considered include the long term aspect of the Company's performance and year to year results. Among the items considered by the Committee were J & J's Sales, Operating Income, Operating Income as a percent of sales, Net Earnings, Earnings Per Share, Return on Equity and Stock Price. These items were reviewed for the previous year and for a five year period.
The Committee reviewed and considered published reports about the compensation levels of the 100 largest public companies in the Delaware Valley. The Committee also considers matters which are likely to have a long term impact on the Company but may not be reflected on the annual financial statements.

Stock Options

   The Company uses the Stock Option Plan as its long-term incentive plan for executive officers and key employees. The objectives of this Plan are to align the long term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long term equity interest in J & J. Options given to the Chief Executive Officer are fixed according to a Nonstatutory Plan. Options given to other executive officers are recommended by the Chief Executive Officer and approved by the Compensation Committee. On August 7, 2001, options were awarded to various employees at the then price of $21.20.

                             COMPENSATION COMMITTEE

                               STEPHEN N. FRANKEL
                               LEONARD M. LODISH
                                PETER G. STANLEY

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG J & J SNACK FOODS CORP.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                           AND THE S & P FOODS INDEX



[graphic]


























*$100 INVESTED ON 9/30/1996 IN STOCK OR INDEX -
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING SEPTEMBER 30.

                               SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information as of December 1, 2001 concerning
(i) each person or group known to J & J to be the beneficial owner of more than 5% of Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Company's four most highly compensated executive officers for the 2001 fiscal year, and (iv) the beneficial ownership of Common Stock by J & J's directors and all executive officers as a group. Except as otherwise noted, each beneficial owner of the Common Stock listed below has sole investment and voting power.


                                                  Shares
             Name and Address                     Owned
           of Beneficial Owner               Beneficially (1)   Percent of Class
--------------------------------------------------------------------------------
Directors, Nominees and Named Executive
Officers

Gerald B. Shreiber ......................       2,493,226(2)           28%
 6000 Central Highway
 Pennsauken, NJ 08109

Stephen N. Frankel ......................          83,230(3)(4)         *

Leonard M. Lodish .......................          38,000(5)            *

Dennis G. Moore .........................          42,817(6)            *

Robert M. Radano ........................          56,631(7)            *

Peter G. Stanley ........................          65,161(3)(8)         *

Daniel Fachner ..........................          18,022(9)            *

All executive officers and
 directors as a group (7 persons) .......       2,800,087(10)          31%

Five percent Shareholders

Dimensional Fund Advisors ...............         741,300               9%
 1299 Ocean Avenue
 Santa Monica, CA 90041

EQSF Advisers, Inc. .....................         522,400               6%
 767 Third Avenue
 New York, NY 10017

Systematic Financial Management .........         734,267               8%
 2 Executive Drive
 Fort Lee, NJ 07024


------------------------
* Less than 1%

 (1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

 (2) Includes 225,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Shreiber and exercisable within 60 days from the date of this Proxy Statement, 68,949 shares held for the benefit of Mr. Shreiber in J & J's 401(k) Plan and 47,000 shares owned by a charitable foundation in which Mr. Shreiber has the right to vote and dispose of the shares, and 1,000 shares held in trust by Mr. Shreiber for a niece.

 (3) Includes 27,000 shares of Common Stock issuable upon the exercise of options and exercisable within 60 days from the date of this Proxy Statement and 2,500 shares issuable under the Deferred Stock Plan.

 (4) Includes 160 shares owned as trustee for children, and 500 shares owned by Mr. Frankel's spouse.

 (5) Includes 34,000 shares of Common Stock issuable upon the exercise of options granted to Dr. Lodish and exercisable within 60 days from the date of this Proxy Statement and 2,500 shares issuable under the Deferred Stock Plan.

 (6) Includes 13,349 shares of Common Stock issuable upon the exercise of options granted to Mr. Moore and exercisable within 60 days from the date of this Proxy Statement and 1751 shares held for the benefit of Mr. Moore in the Company's 401(k) Plan and 1,499 shares in the Company `s Stock Purchase Plan.

 (7) Includes 6,349 shares of Common Stock issuable upon the exercise of options granted to Mr. Radano and exercisable within 60 days from the date of this Proxy Statement and 1,870 shares in the Company's Stock Purchase Plan.

 (8) Includes 14,353 shares owned jointly with Mr. Stanley's spouse with shared voting and investment power.

 (9) Includes 12,349 shares of Common Stock issuable upon the exercise of options granted to Mr. Fachner and exercisable within 60 days from the date of this Proxy Statement and 735 shares held for the benefit of Mr. Fachner in the Company's 401(k) Plan and 815 shares in the Company `s Stock Purchase Plan.

(10) Includes 332,400 shares of Common Stock issuable upon the exercise of options granted to executive officers and directors of J & J and exercisable within 60 days from the date of this Proxy Statement and 7,500 issuable under the Deferred Stock Plan.

                             SHAREHOLDER PROPOSALS

    Pursuant to the proxy rules under the Securities Exchange Act, the Company's shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's 2002 Annual Meeting of Shareholders (the "Meeting") will be October 8, 2001. As to all such matters which the Company does not have notice on or prior to October 8, 2001, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2002 Meeting to vote on such proposal. This procedure does not affect the Rule 14a-8 requirements applicable to inclusion of shareholder proposals in the Company's proxy materials related to the 2001 Meeting. A shareholder proposal regarding the 2002 Meeting must be submitted to the Company at its office located at 6000 Central Highway, Pennsauken, New Jersey 08109, by August 18, 2001 to receive consideration for inclusion in the Company's 2001 proxy materials. Any such proposal must also comply with the proxy rules under the Securities Exchange Act, including Rule 14a-8.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2001.

                             AUDIT COMMITTEE REPORT

   In November, 2001 the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with its independent auditors, Grant Thornton LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence discussion with Audit Committees", the Audit Committee has discussed with and received the required written disclosures and confirming letter from Grant Thornton LLP regarding its independence and has discussed with Grant Thornton LLP its independence. Based upon the review and discussions referred to above, the Audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the year ended September 29, 2001.

   This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement except to the extent that the Company specifically requests that the report be specifically incorporated by reference.

   The Audit Committee of the Board of Directors has selected Grant Thornton LLP to be employed as J & J's independent certified public accountants to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by J & J with the Securities and Exchange Commission during the ensuing year.

   A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders and to have the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

   The Board of Directors has adopted a written Charter of the Audit Committee. All members of the Audit Committee are independent as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

                                AUDIT COMMITTEE

                                PETER G. STANLEY
                               STEPHEN N. FRANKEL
                               LEONARD M. LODISH

                         AUDIT FEES AND RELATED MATTERS

Audit Fees

   The Company was billed $168,000 for the audit of the Company's annual financial statements for the fiscal year ended September 29, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during fiscal 2001.

Financial Information Systems Design Implementation Fees

   The Company was billed $-0- for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by the Company's principal accountant during the fiscal year ended September 29, 2001.

All Other Fees

   The Company was billed $174,800 for non-audit services (other than the non-audit services described above) rendered by the Company's principal accountant during the fiscal year ended September 29, 2001.

Other Matters

   The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Company's principal accountant.

   Of the time expended by the Company's principal accountant to audit the Company's financial statements for the fiscal year ended September 29, 2001, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

                                 OTHER MATTERS

   The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

   This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for fiscal 2001.

   EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF J & J'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 29, 2001, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO J & J SNACK FOODS CORP., 6000 CENTRAL HIGHWAY, PENNSAUKEN, NEW JERSEY 08109, ATTENTION: DENNIS G. MOORE.

                                      By Order of the Board of Directors,

                                      Dennis G. Moore, Secretary

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                            J & J SNACK FOODS CORP.

                                February 5, 2002


                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

       Please mark your
A  [X] votes as in this
       example.


                                          WITHHOLD
                      FOR                AUTHORITY
                  the nominee    to vote for the nominee
                listed at right      listed at right.
1. Election of        [ ]                   [ ]         Nominee: Dennis G. Moore
   Director


Receipt of J & J's Annual Report to Shareholders and the Notice of the Meeting and Proxy Statement dated December 20, 2001 is hereby acknowledged.

Please date and sign this proxy and return it promptly in the enclosed postage paid envelope.


Signature___________________ Signature___________________ Dated:_________, 200__
                                                        (PLEASE DATE THIS PROXY)

NOTE: It would be helpful if you signed your name as it appears hereon, indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            J & J SNACK FOODS CORP.

               Annual Meeting of Shareholders - February 5, 2002

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints STEVE TAYLOR and HARRY McLAUGHLIN, each of them with full power of substitution, proxy agents to vote all shares which the undersigned is entitled to vote at the Annual Meeting of its Shareholders February 5, 2002 on all matters that properly come before the meeting, subject to any directions indicated on the reverse side. The proxy agents are directed to vote as follows on the proposals described in J & J's Proxy Statement.

   This proxy will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote "FOR" the election of J & J's nominee as director.

   The proxy agents present and acting at the meeting, in person or by their substitutes (or if only one is present and acting, then that one), may exercise all powers conferred hereby. Discretionary authority is conferred hereby as to certain matters described in J & J's Proxy Statement.

                "(Continued and to be signed on reverse side)".

--------------------------------------------------------------------------------